SUPPLEMENT DATED JANUARY 29, 1997
                              TO THE PROSPECTUS OF
        FRANKLIN REAL ESTATE SECURITIES FUND- ADVISOR CLASS ("Real Estate")
            FRANKLIN SMALL CAP GROWTH FUND - ADVISOR CLASS ("Small Cap")
              TEMPLETON FOREIGN SMALLER COMPANIES FUND - ADVISOR CLASS
                          ("Foreign Smaller Companies")

                              Dated January 1, 1997

I. The first paragraph under "How Do I Buy Shares? - Opening Your Account" is revised to read as follows:

 You may buy shares with a minimum initial investment of $5 million. To determine if you meet this requirement, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. The Fund's minimum initial investment requirement will not apply to purchases by:

II. Item (g) under "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

 (g) Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares

III. The paragraph following item (l) under "How Do I Buy Shares? - Opening Your Account" for Small Cap and Real Estate is deleted.

IV. The first paragraph following the requirements for a "qualified group" under "How Do I Buy Shares? - Opening Your Account" is deleted.